UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018

INPIXON

 (Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2018, Inpixon (the “Company”) filed a Certificate of Amendment (the “Authorized Share Amendment”) to its Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), with the Secretary of State of the State of Nevada to increase the number of the Company’s authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 50,000,000 to 250,000,000, effective upon filing.

The foregoing description of the Authorized Share Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the Authorized Share Amendment, which is incorporated herein by reference. A copy of the Authorized Share Amendment is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the stockholders of the Company at the special meeting of stockholders held on February 2, 2018 (the “Special Meeting”). At the beginning of the Special Meeting, there were 33,775,100 shares of Common Stock present at the Special Meeting in person or by proxy, which represented 71.74% of the voting power of the shares of Common Stock entitled to vote at the Special Meeting, and which constituted a quorum for the transaction of business. Holders of the Common Stock were entitled to one vote for each share held as of the close of business on January 8, 2018. The proposals below are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 16, 2018.

The following proposals were approved:

1.             To approve an amendment to the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock at a ratio between 1-for-5 and 1-for-60, to be determined at the discretion of the Company’s Board of Directors (the “Board”), for the purpose of complying with Nasdaq Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment.

For	Against	Abstentions
28,432,615	5,200,273	142,212

There were no broker non-votes on this proposal.

2.             To approve an amendment to the Articles of Incorporation to increase the number of the Company’s authorized shares of Common Stock from 50,000,000 to 250,000,000.

For	Against	Abstentions
28,424,259	5,161,454	189,387

There were no broker non-votes on this proposal.

3.             To approve the Company’s 2018 Employee Stock Incentive Plan, to be implemented at the discretion of the Board.

For	Against	Abstentions	Broker Non-Votes
16,925,867	848,376	106,199	15,894,658

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4.             To approve the issuance of shares of Common Stock upon conversion of a convertible promissory note (the “Note”) issued to an accredited investor on November 17, 2017 in accordance with the terms of the Note, as required by and in accordance with Nasdaq Listing Rule 5635.

For	Against	Abstentions	Broker Non-Votes
16,594,774	957,214	328,454	15,894,658

5.             To approve the issuance of shares of Common Stock upon exercise of the warrants to purchase common stock (the “Warrants”) to be issued to accredited investors pursuant to a securities purchase agreement, dated January 5, 2018, in accordance with the terms of the Warrants, as required by and in accordance with Nasdaq Listing rule 5635(d).

For	Against	Abstentions	Broker Non-Votes
1,738,324	878,798	117,920	15,894,658

6.             To approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting.

For	Against	Abstentions
29,670,910	3,547,763	556,427

There were no broker non-votes on this proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

*3.1	Certificate of Amendment to the Articles of Incorporation, effective as of February 2, 2018.

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: February 5, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

*3.1	Certificate of Amendment to the Articles of Incorporation, effective as of February 2, 2018.

* Filed herewith

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